                                                                      Exhibit 24

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Shopko Stores, Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Jones and Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 30th day of April, 1997.




                                           /s/ Dale P. Kramer
                                           --------------------------
                                               Dale P. Kramer

                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


          The undersigned Senior Vice President and Chief Financial Officer of Shopko Stores, Inc. (the "Company") hereby constitutes and appoints Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name the Registration Statement on Form S-3, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 30th day of April, 1997.


                                         /s/ Jeffrey A. Jones
                                         --------------------------
                                             Jeffrey A. Jones

                                                                      Exhibit 24

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Shopko Stores, Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Jones and Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 1st day of May, 1997.




                                           /s/ Michael W. Wright
                                           --------------------------
                                               Michael W. Wright

                                                                      Exhibit 24

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Shopko Stores, Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Jones and Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 30th day of April, 1997.




                                           /s/ William J. Tyrrell
                                           --------------------------
                                               William J. Tyrrell

                                                                      Exhibit 24

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Shopko Stores, Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Jones and Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 30th day of April, 1997.




                                           /s/ Jack W. Eugster
                                           --------------------------
                                               Jack W. Eugster

                                                                      Exhibit 24

                         DIRECTOR'S POWER OF ATTORNEY
                         ----------------------------


          The undersigned director of Shopko Stores, Inc. (the "Company") hereby constitutes and appoints Jeffrey A. Jones and Richard D. Schepp, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3, to which this Power of Attorney is filed as an exhibit, including any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 1st day of May, 1997.




                                           /s/ Jeffrey C. Girard
                                           --------------------------
                                               Jeffrey C. Girard